SUPPLEMENT DATED SEPTEMBER 22, 1999

TO PROSPECTUS
DATED MAY 1, 1999
for
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS issued by
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

This supplement reflects two changes to the Prospectus dated May 1, 1999. You should retain this supplement with that Prospectus.

1. Add the following sentence at the beginning of the first paragraph after the Surrender Charge table on pages 5 and 10; and at the beginning of the third paragraph after the Surrender Charge table on page 25:

During the first Contract Year, you may withdraw up to 10% of your initial premium payment without incurring a Surrender Charge.

*  *  *

In compliance with specific state insurance regulations, the Performance Enhanced Death Benefit described below may not be available in all states. Consult a registered representative regarding availability.

2. On page 21, in the section titled "DESCRIPTION OF ANNUITY CONTRACT-Death Benefit Before the Retirement Date-Death of an Annuitant," replace the third sentence with the following:

	If the annuitant's age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive due proof of death and the death benefit will equal the greatest of:

* the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);
* the Accumulated Value; or
* the Performance Enhanced Death Benefit (PEDB) amount.

The PEDB amount is equal to zero on the Contract Date. The PEDB amount increases by the amount of each premium payment (including the initial premium), and decreases by the amount of any partial withdrawal reduction. We will calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make any premium payment or partial withdrawal; and (3) on the annuitant's date of death. The PEDB amount on each calculation date is equal to the greater of (a) the previous PEDB amount or (b) the Accumulated Value.

We will continue to recalculate the PEDB amount until the Contract Anniversary immediately prior to the oldest annuitant's 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.